                                                                    EXHIBIT 10.9

                                VOTING AGREEMENT

         This VOTING AGREEMENT, is effective as of the 5th day of January, 2004 (the "Effective Date"), among Ivivi Technologies, Inc., a New Jersey corporation (the "Company"), and the shareholders listed on the signature pages hereto (collectively, the "Shareholders").

                              W I T N E S S E T H:

         WHEREAS, the Shareholders are the record and beneficial owners of shares of common stock, no par value, of the Company (the "Common Stock"), in the amounts and registered in the names set forth on Exhibit A hereto; and

         WHEREAS, the Company and the Shareholders believe it to be in the best interests of the Company and the Shareholders that Andre' DiMino ("Mr. DiMino") have the right to vote such number of shares of Common Stock beneficially owned by the Shareholders as set forth on Exhibit A (collectively, the "Restricted Shares") pursuant to the terms and conditions of this Agreement in order to facilitate the business of the Company.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I
                      GRANT OF PROXY; TRANSFER RESTRICTIONS

         Section 1.1. Irrevocable Proxies.

         (a) By execution of this Agreement, each Shareholder (other than Fifth Avenue Capital Partners) hereby revokes any and all prior proxies and hereby irrevocably appoints and constitutes Mr. DiMino, with full power of substitution, to act as proxy (i) to vote the Restricted Shares of such Shareholder set forth on Exhibit A on all matters presented at any meeting of shareholders (including any adjournments or postponements thereof) and/or (ii) to execute and deliver any shareholder consent in lieu thereof, as Mr. DiMino may determine in his sole discretion, and Mr. DiMino hereby accepts such appointment. Each proxy granted pursuant to this Section 1.1(a) shall be effective for all purposes from the Effective Date until the consummation of an initial public offering of shares of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on Form S-1, Form SB-2 or the equivalent thereof, subject to earlier termination pursuant to Article II hereof. Each proxy authority contained in this Section 1.1(a) shall be deemed to be coupled with an interest and shall be irrevocable. Each proxy granted pursuant to this Section 1.1(a) shall survive each Shareholder's death or incapacity and, during the term thereof, may not be revoked by any guardian or other personal representative of such Shareholder for any reason whatsoever.

         (b) By execution of this Agreement, Fifth Avenue Capital Partners hereby revokes any and all prior proxies and hereby irrevocably appoints and constitutes Mr. DiMino, with full power of substitution, to act as proxy (i) to vote the Restricted Shares of such Shareholder set forth on Exhibit A on all matters presented at any meeting of shareholders (including any adjournments or postponements thereof) and/or (ii) to execute and deliver any shareholder consent in lieu thereof, as Mr. DiMino may determine in his sole discretion, and Mr. DiMino hereby accepts such appointment. The proxy granted pursuant to this
Section 1.1(b) shall be effective for all purposes from the Effective Date until terminated pursuant to Article II hereof. The proxy authority contained in this
Section 1.1(b) shall be deemed to be coupled with an interest and shall be irrevocable. The proxy granted pursuant to this Section 1.1(b) shall survive may not be revoked for any reason whatsoever.

         Section 1.2. Transfer Restrictions.

         (a) During the term of this Agreement, no Shareholder shall transfer, sell, assign, pledge, hypothecate, give, create a security interest in or lien on, place in trust (voting or otherwise), transfer by operation of law, grant a proxy with respect to or in any other way encumber or dispose of, directly or indirectly, whether or not voluntarily, any of the Restricted Shares (each, a "Transfer") unless the Restricted Shares so Transferred remain subject to this Agreement and prior to any such Transfer, the transferee of such Restricted Shares (each, a "Transferee") shall execute an instrument satisfactory to the Company and Mr. DiMino agreeing to be bound by all of the terms and provisions of this Agreement. In furtherance of the foregoing, and not in limitation thereof, by taking and holding any such Restricted Shares, the Transferee thereof shall be deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement.

         (b) During the term of this Agreement, the Company shall not, and shall provide any transfer agent for the Common Stock (the "Transfer Agent") with irrevocable written instructions not to, effect any Transfer of Restricted Shares to any person or entity in violation of this Agreement.

         (c) All shares of Common Stock issued during the term of this Agreement shall be stamped or endorsed with a legend in substantially the following form:


                  THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND CANNOT BE SOLD OR TRANSFERRED UNLESS AND UNTIL THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION UNDER SUCH ACT OR LAWS IS AVAILABLE. VOTING IN RESPECT OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE FURTHER SUBJECT TO THE TERMS OF A VOTING AGREEMENT DATED AS OF JANUARY 5, 2004, AMONG IVIVI TECHNOLOGIES, INC. AND THE OTHER PARTIES THERETO, A COPY OF WHICH VOTING AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY.

                                   ARTICLE II
                           EFFECTIVENESS; TERMINATION

         Section 2.1. Effectiveness; Termination of Agreement. This Agreement shall become effective as of the Effective Date and shall terminate (i) with respect to those Shareholders hereto other than Fifth Avenue Capital Partners, as set forth in Section 1.1.(a), or (ii) upon the written consent of the Company and Andre' DiMino; provided, however, that no such termination shall relieve any person or entity of any liability for a breach or default of this Agreement prior to the date of such termination.


                                   ARTICLE IV
                                  MISCELLANEOUS

         Section 3.1. Recapitalization, Exchanges, etc. Affecting the Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the Restricted Shares and (b) any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Restricted Shares, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. In the event of any change in the capitalization of the Company, as a result of any stock split, stock dividend or stock combination, the provisions of this Agreement shall be appropriately adjusted.

         Section 3.2. No Joint Venture or Partnership. No party hereto shall have any authority to bind or commit any other party hereto and no such authority shall be implied by the provisions hereof. Nothing herein shall be deemed or construed to create a joint venture, partnership or agency relationship between any of the parties hereto for any purpose.

         Section 3.3. Injunctive Relief. Each of the parties hereto acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of such provisions would likely be inadequate and, accordingly, each other party shall, in addition to any other rights or remedies which it may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to compel specific performance of, or restrain any party from violating, any of such provisions. In connection with any action or proceeding for injunctive relief, each of the parties hereto hereby waives the claim or defense that a remedy at law alone is adequate and, to the maximum extent permitted by law, consents to have each provision of this Agreement specifically enforced against him or her, without the necessity of posting bond or other security against him or her, and consents to the entry of injunctive relief against him or her enjoining or restraining any breach or threatened breach of such provisions of this Agreement.

         Section 3.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective successors, permitted assigns and legal representatives and is not intended, nor shall be construed, to give any person or entity, other than the parties hereto and their respective successors, permitted assigns and legal representatives, any legal or equitable right, remedy or claim hereunder. This Agreement may not be assigned by operation of law or otherwise, and any attempted assignment shall be null and void, except that any Shareholder may assign his or her rights hereunder, in whole but not in part, in connection with a Transfer of Restricted Shares made in strict compliance with all of the provisions of this Agreement, including, without limitation Section 1.2 of this Agreement.

         Section 3.5. Expenses. Each of the parties hereto shall pay its own expenses incident to this Agreement and the transactions contemplated hereby.

         Section 3.6. Amendment; Waiver.

         (a) This Agreement may be amended only by a written instrument duly executed by (i) the Company, (ii) Mr. DiMino and (iii) Shareholders holding more than 85% of the outstanding Restricted Shares.

         (b) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, any such waiver being effective only if contained in a writing executed by the waiving party.

         Section 3.7. Notices. Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, when delivered personally or by courier, three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested), or when received by facsimile transmission if promptly confirmed by one of the foregoing means, as follows: if to the Company at 224-S Pegasus Avenue, Northvale, NJ 07647, and if to the other parties at the address or facsimile transmission number specified below his or her name on the signature pages hereto (or, in the case of persons or entities who become parties hereto subsequently, at their last addresses or facsimile transmission numbers shown on the record books of the Company). Each Shareholder, by notice given to the Company in accordance with this Section 3.7, may change the address or facsimile transmission number to which such notice or other communications are to be sent to such Shareholder. Whenever pursuant to this Agreement any notice is required to be given by any Shareholder to any other Shareholder or Shareholders, such Shareholder may request from the Company a list of addresses and facsimile transmission numbers of all Shareholders of the Company, which list shall be promptly furnished to such Shareholder.

         Section 3.8. Applicable Law. This Agreement shall be governed, and construed in accordance with, the internal laws of the State of New Jersey, without reference to the choice of law principles thereof.

         Section 3.9. Headings. The descriptive headings of the several sections in this Agreement are for convenience only and do not constitute part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 3.10. Integration. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to its subject matter other than those expressly set forth or referred to herein.

         Section 3.11. Severability. If any term or provision of this Agreement or any application thereof shall be declared or held invalid, illegal or unenforceable, in whole or in part, whether generally or in any particular jurisdiction, such provision shall be deemed amended to the extent, but only to the extent, necessary to cure such invalidity, illegality or unenforceability, and the validity, legality and enforceability of the remaining provisions, both generally and in every other jurisdiction, shall not in any way be affected or impaired thereby.

         Section 3.12. Consent to Jurisdiction. Each of the parties hereto hereby (i) irrevocably consents and submits to the sole exclusive jurisdiction of the United States District Court for the District of New Jersey or the Superior Court of New Jersey (and of the appropriate appellate courts therefrom) in connection with any suit, action or other proceeding arising out of or relating to this Agreement, (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, and (iii) agrees that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided by Section 3.7 of this Agreement.

         Section 3.13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                              IVIVI TECHNOLOGIES, INC.



                              By:  /s/ Andre' DiMino
                                   --------------------------------------------
                                   Name:  Andre' DiMino
                                   Title:  Chairman and Chief Financial Officer

                         VOTING AGREEMENT SIGNATURE PAGE




                                 /s/ Andre' DiMino
                                 --------------------------------------
                                 Andre' DiMino

                                 --------------------------------------
                                 Street Address

                                 -----------------  ----------- -------
                                 City               State       Zip


WITNESS:

-----------------------

                         VOTING AGREEMENT SIGNATURE PAGE





                                   /s/ David Saloff
                                   --------------------------------------
                                   David Saloff


                                   --------------------------------------
                                   Street Address

                                   -----------------  ----------- -------
                                   City               State       Zip

WITNESS:

----------------------

                         VOTING AGREEMENT SIGNATURE PAGE





                                       /s/ Berish Strauch, Ph.D.
                                       --------------------------------------
                                       Berish Strauch, Ph.D.

                                       --------------------------------------
                                       Street Address

                                       -----------------  ----------- -------
                                       City               State       Zip

WITNESS:

---------------------------

                         VOTING AGREEMENT SIGNATURE PAGE





                                    /s/ Arthur Pilla, Ph.D.
                                    --------------------------------------
                                    Arthur Pilla, Ph.D.

                                    --------------------------------------
                                    Street Address

                                    -----------------  ----------- -------
                                    City               State       Zip

WITNESS:

----------------------------

                         VOTING AGREEMENT SIGNATURE PAGE





                                         /s/ Sean Hagberg, Ph.D.
                                         --------------------------------------
                                         Sean Hagberg, Ph.D.

                                         --------------------------------------
                                         Street Address

                                         -----------------  ----------- -------
                                         City               State       Zip

WITNESS:

----------------------------

                         VOTING AGREEMENT SIGNATURE PAGE





                                    /s/ Ed Hammel
                                    --------------------------------------
                                    Ed Hammel

                                    --------------------------------------
                                    Street Address

                                    -----------------  ----------- -------
                                    City               State       Zip

WITNESS:

------------------------------

                         VOTING AGREEMENT SIGNATURE PAGE




                                   FIFTH AVENUE CAPITAL PARTNERS



                                   By:   /s/ Eugene Stricker
                                       -----------------------------------
                                        Name:  Eugene Stricker
                                        Title: President


                                   ---------------------------------------
                                   Street Address

                                   -----------------  ----------- --------
                                   City               State       Zip
WITNESS:

---------------------

                                                                       EXHIBIT A

                                  SHAREHOLDERS
                             AS OF JANUARY 5, 2004

                                          NUMBER OF
                                         SHARES OF
                                         COMMON STOCK        RESTRICTED
NAME                                       OWNED              SHARES
David Saloff                              245,000 (1)       245,000 (1) (2)
Arthur Pilla, Ph.D.                       140,000 (3)       140,000 (3) (2)
Berish Strauch, M.D.                       80,000 (4)        80,000 (4) (2)
Sean Hagberg, Ph.D.                        62,500 (5)        62,500 (5) (2)
Ed Hammel                                  62,500 (6)        62,500 (6) (2)
Fifth Avenue Capital Partners             215,000           215,000 (7)
                              TOTAL:      805,000 (8)       805,000 (9)

(1) Includes 28,000 shares of common stock, no par value ("Common Stock"), of Ivivi Technologies, Inc. (the "Company") beneficially owned by Mr. Saloff and 217,000 shares of Common Stock that are subject to forfeiture and vest in four equal yearly installments on January 5 of each year through January 5, 2009.

(2) Andre' DiMino has the right to vote these shares pursuant to the terms of the Voting Agreement, dated as of January 5, 2004, among the Company, Andre' DiMino and the shareholders named therein, to which this Exhibit A is attached (the "Voting Agreement"), until the consummation of an initial public offering of shares of Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on Form S-1, Form SB-2 or the equivalent thereof subject to earlier termination pursuant to Article II of the Voting Agreement.

(3) Includes 16,000 shares of Common Stock beneficially owned by Dr. Pilla and 124,000 shares of Common Stock that are subject to forfeiture and vest in four equal yearly installments on January 5 of each year through January 5, 2009.

(4) Includes 10,000 shares of Common Stock beneficially owned by Dr. Strauch and 70,000 shares of Common Stock that are subject to forfeiture and vest in four equal yearly installments on January 5 of each year through January 5, 2009.

(5) Includes 7,500 shares of Common Stock beneficially owned by Dr. Hagberg and 55,000 shares of Common Stock that are subject to forfeiture and vest in four equal yearly installments on January 5 of each year through January 5, 2009.

(6) Includes 7,500 shares of Common Stock beneficially owned by Mr. Hammel and 55,000 shares of Common Stock that are subject to forfeiture and vest in four equal yearly installments on January 5 of each year through January 5, 2009.

(7) Andre' DiMinio has the right to vote these shares pursuant to the terms of the Voting Agreement indefinitely.

(8)      Reference is made to Footnote Nos. (1), (3), (4), (5) and (6).

(9)      Reference is made to Footnote Nos. (1) through (7).